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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                  July 6, 2000



                                STOCKERYALE, INC.
             (Exact name of Registrant as specified in its charter)


         MASSACHUSETTS                0-5460                 04-2114473
(State or other jurisdiction     (Commission File         (I.R.S. Employer
      of incorporation)               Number)            Identification No.)





                  32 HAMPSHIRE ROAD, SALEM, NEW HAMPSHIRE 03079
              (Address of principal executive offices and zip code)




               Registrant's telephone number, including area code:
                                 (603) 893-8778


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Item 5.        Other Events.

         On July 6, 2000, StockerYale, Inc. (the "Company") issued a press release announcing a two-for-one stock split of shares of the Company's common stock, par value $.001 per share ("Common Stock"). The stock split, to be effected in the form of a 100% stock dividend, will be paid on July 31 to holders of record as of the close of business on July 17. The press release attached as Exhibit 99.1 is incorporated by reference herein.

         Pursuant to Rule 416 promulgated under the Securities Act of 1933, as amended, the Company's registration statements on Form S-8 (File Nos. 333-39082, 333-39080, 333-60717 and 333-14757) are deemed to cover additional shares of Common Stock issued or issuable thereunder as a result of the stock split. Further, the Company's registration statement on Form S-3 (File No. 333-39078) is deemed to cover additional shares of Common Stock issued or issuable to the selling stockholders thereunder as a result of the stock split.

Item 7.        Financial Statements and Exhibits

      (c)   Exhibits

99.1 Press Release of StockerYale, Inc., dated July 6, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               STOCKERYALE, INC.


                                               By: /s/ Gary B. Godin
                                                   ------------------------
Date: July  , 2000                                 Gary B. Godin
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX


    99.1 Press Release of Stocker & Yale, Inc., dated July 6, 2000.